Exhibit 99.2

KAYNEBDC.COM KAYNE ANDERSON BDC, INC. EARNINGS PRESENTATION Third Quarter 2026

2 Disclaimer and Forward-Looking Statement This presentation may contain "forward-looking statements" that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Kayne Anderson BDC, Inc. ("KBDC"), its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as "anticipates," "expects," "intends," "plans," "will," "may," "continue," "believes," "seeks," "estimates," "would," "could," "should," "targets," "projects," "outlook," "potential," "predicts" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond KBDC's control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in KBDC's filings with the SEC. All forward-looking statements speak only as of the date of this presentation. KBDC does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

EXECUTIVE SUMMARY

Executive Summary

Quarterly Highlights

Financial Results	» Net investment income per share: $0.46 » Net asset value per share: $15.71 » Annualized ROE: 11.7% on net investment income » 3Q'26 dividend per share: $0.40 regular » Annualized regular dividend yield of ~10.2%[1]
Portfolio	» Total fair value was approximately $2.2 billion invested in 100 companies » Insignificant software exposure consistent with value lending strategy » Weighted average yield at amortized cost of debt investments was 10.4% excluding non-income producing investments and 9.9% including non-income producing investments[2] » 93% first-lien portfolio » Weighted average and median EBITDA of borrowers of $57.5 million[3][4] and $38.0 million[3][4], respectively » Average position size of 1.0% with 10 largest positions representing 19.4% of the debt portfolio (fair value) » 3.6% of total debt investments (fair value) and 5.4% (amortized cost) were on non-accrual
Balance Sheet & Liquidity	» Outstanding debt balance was $1,212 million; quarter-end debt-to-equity ratio was 1.17x » Total liquidity of $508.7 million, including cash and cash equivalents of $45.7 million and undrawn committed debt capacity of $463.0 million » $100 million Share Repurchase Plan: Repurchased 265,761 shares / $3.6 million for the three months ended September 30, 2026
Recent Events	» Declared 4Q'26 regular distribution of $0.40 per share on November 4, 2026

[1]Annualized dividend yield is calculated by dividing the declared dividend per share by the net asset value per share at the end of the quarter and annualizing such amount over four quarterly periods. There can be no assurance that the same dividend yield will be achieved.

[2]Actual yields earned over the life of investments could be materially different from the yields presented herein.

[3]Excludes opportunistic debt investments. As of September 30, 2026, KBDC held $120 million (fair market value) of opportunistic investments, representing ~5% of total fair market value of investments. Opportunistic investments include BC CS 2, L.P. (Cuisine Solutions, Inc.) and SGCP Partners, Inc. (SG Credit).

[4]Excludes investments on watchlist representing ~6% of total market fair value.

KAYNE ANDERSON

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Executive Summary

At-a-Glance

» Scaled, differentiated BDC via focus on core middle market ($10-$75+ million of EBITDA)

» Target market and credit selection process facilitates: (i) conservative structures (first lien, lower leverage) in (ii) private equity-backed businesses with (iii) financial maintenance covenants generating (iv) attractive yields

KBDC OVERVIEW (SEPTEMBER 30, 2026)

$2.2bn *Portfolio Fair Value ($2.6bn commitments)* ***(Q2: $2.3bn FV / $2.6bn commitments)***	**~93%** *First Lien Senior Secured[1]* ***(Q2: ~93%)***	**100** *Portfolio Companies* ***(Q2: 104)***	**98%** *Financial Maint. Covenants[2,3]* ***(Q2: 100%)***	**3.6%** *FV Debt on Non-Accrual* ***(Q2: 2.7%)***
98% *PE Sponsored Companies[2]* ***(Q2: 98%)***	**~10.3%** *Wtd. Avg. Portfolio Yield[4]* ***(Q2: ~10.2%)***	**4.6x** *Wtd. Avg. Net Leverage[2,3]* ***(Q2: 4.5x)***	**2.4x** *Wtd. Avg. Interest Coverage[2,3]* ***(Q2: 2.4x)***	**11.7%** *NII Yield[5]* ***(Q2: 10.5%)***

[1]*Includes the last out position of Regiment and Score Sports.*

[2]*Excludes opportunistic debt investments. As of September 30, 2026, KBDC held $120 million (fair market value) of opportunistic investments, representing ~5% of total fair market value of investments. Opportunistic investments include BC CS 2, L.P. (Cuisine Solutions, Inc.) and SGCP Partners, Inc. (SG Credit).*

[3]*Excludes investments on watchlist.*

[4]*Weighted average yield is calculated on fair value of debt investments excluding non-income producing investments.*

[5]*NII yield is calculated by dividing annualized 3Q NII per share by NAV per share at September 30, 2026.*

KAYNE ANDERSON

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6 Executive Summary Key Financial Highlights 1Yield on an annualized basis. ($000 except per share data) Sep 30, 2026 Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Net Investment Income $0.46 $0.42 $0.43 $0.44 $0.43 Net Realized and Unrealized Gains (Losses) ($0.36) ($0.26) ($0.17) ($0.12) ($0.08) Net Income (loss) $0.10 $0.16 $0.26 $0.32 $0.35 Net Asset Value $15.71 $16.00 $16.23 $16.32 $16.34 Annualized ROE (on Net Investment Income) 11.7% 10.5% 10.6% 10.8% 10.5% Annualized ROE (on Net Income) 2.5% 4.0% 6.4% 7.8% 8.6% Regular Distributions $0.40 $0.40 $0.40 $0.40 $0.40 Supplemental Distributions - - - - - Special Distributions - - - - - Total Distributions $0.40 $0.40 $0.40 $0.40 $0.40 Regular Distribution Yield(1) 10.2% 10.0% 9.9% 9.8% 9.8% Supplemental Distribution Yield(1) - - - - - Special Distribution Yield(1) - - - - - Total Distribution Yield 10.2% 10.0% 9.9% 9.8% 9.8% Total Debt $1,212,000 $1,238,000 $1,138,000 $1,130,000 $1,153,000 Net Assets $1,036,262 $1,059,652 $1,079,192 $1,109,931 $1,140,096 Debt-to-Equity at Quarter End 1.17x 1.17x 1.05x 1.02x 1.01x As of Date and for the Three Months Ended

PORTFOLIO OVERVIEW

Portfolio Overview
Key Statistics

KEY PORTFOLIO STATISTICS ($ IN MILLIONS)

	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025
Portfolio Highlights					
Funded Investments at Fair Value	$2,223	$2,267	$2,194	$2,198	$2,256
Average Position Size at Fair Value ($)	$22.2	$21.8	$20.9	$20.5	$20.9
Average Position Size at Fair Value (%)	1.0%	1.0%	1.0%	0.9%	0.9%
Portfolio Composition (at fair value)					
First Lien	93%	93%	93%	93%	94%
Second Lien	-	-	-	-	-
Subordinated[(1)]	5%	5%	5%	5%	4%
Equity	2%	2%	2%	2%	2%
Loans by Interest Rate Type					
% Floating Rate Debt Investments	95.1%	95.3%	95.1%	95.7%	96.0%
% Fixed Rate Debt Investments	4.9%	4.7%	4.9%	4.3%	4.0%
Asset Level Yields excluding non-income producing debt investments (at fair value)					
Weighted Average Yield on Debt Investments	10.3%	10.2%	10.1%	10.3%	10.6%
Asset Level Yields including non-income producing debt investments (at fair value)					
Weighted Average Yield on Debt Investments	10.0%	9.9%	9.9%	10.1%	10.4%
Non-accrual Debt Investments (at fair value)					
Non-accrual Investments	$78.4	$59.1	$53.7	$31.0	$31.0
Non-accrual Investments as a % of Debt Investments	3.6%	2.7%	2.5%	1.4%	1.4%

[1]*Includes KBDC's investments in BC CS 2, L.P. (Cuisine Solutions, Inc.) and SGCP Partners, Inc. (SG Credit) which are considered subordinated debt.*

KAYNE ANDERSON
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9 Private Credit, 98% Equity, 2% Portfolio Overview Diversity (As of September 30, 2026) Note: Please see the Company's filings with the SEC for more information about the Company's portfolio. 1Calculated as a percentage of total debt investments at fair value. 2In some instances, we have disclosed the borrower's DBA name. 3Calculated as a percentage of total fair value. BORROWER CONCENTRATION (1)(2) INDUSTRY CONCENTRATION INVESTMENT TYPE(3) » Diversified industry exposure across the portfolio, with insignificant exposure to software 20.2% 2.8% 4.0% 5.3% 5.7% 6.3% 9.5% 10.3% 11.0% 11.4% 13.5% All Others (15 Total) Leisure Products Chemicals Financial Services Machinery Professional Services Containers and Packaging Food Products Distributors Commercial Services & Supplies Health Care Providers & Services SG Credit Debt 4.8% Keany 1.7% CREO Group 1.7% Century Box 1.6% M2S 1.6% Handgards 1.6% Improving 1.6% Smyth 1.6% Peak Technologies 1.6% Genuine Cable Group 1.6% All Others 80.6% 100 Borrowers (Avg Position: 1.0%)

10 Portfolio Overview Asset Mix GROSS NEW COMMITMENTS ($M)(1) ASSET MIX AT END OF PERIOD(2) » KBDC committed approximately $76 million to new investments in 3Q'26 » Portfolio is 95% floating rate and approximately 93% first lien senior secured loans ROLLING INVESTMENT ACTIVITY ($ IN MILLIONS) Note: Please see the Company's filings with the SEC for more information about the Company's portfolio. 1Based on principal amount of investments and includes unfunded commitments. 2Based on fair value of investments. 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Gross New Investment Commitments(1) $231 $340 $129 $296 $113 $93 $139 $76 Investment Fundings (Private Credit) 207 294 129 262 97 99 146 91 Investment Fundings (Equity) 2 1 - 12 2 0 1 1 Investments Repaid or Sold (Private Credit) (139) (86) (72) (74) (132) (75) (38) (115) Investments Repaid or Sold (BSL) (18) (27) (47) (113) (20) (17) (30) - Net Investment Activity $52 $181 $10 $87 ($52) $7 $79 ($23) $231 $340 $129 $296 $113 $93 $139 $76 $- $100 $200 $300 $400 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 98% 98% 98% 94% 93% 93% 93% 93% 1% 1% 1% 4% 5% 5% 5% 5% 1% 1% 1% 2% 2% 2% 2% 2% 0% 20% 40% 60% 80% 100% 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 First Lien Subordinated Debt Equity

FINANCIAL HIGHLIGHTS

12 Financial Highlights Net Asset Value NAV PER SHARE BRIDGE » NAV was lower by $0.29 per share, primarily the result of realized and unrealized losses on the portfolio (-$0.36), partially offset by net investment income exceeding dividends paid (+$0.06) and accretive share repurchases (+$0.01). $16.00 $0.89 $(0.23) $(0.13) $(0.43) $(0.40) $0.01 $15.71 $15.00 $15.50 $16.00 $16.50 $17.00 2Q'26 NAV Interest Income Realized Gain (Loss) Unrealized Gain (Loss) Operating Expenses Regular Distribution Share Repurchase 3Q'26 NAV

13 Financial Highlights Dividend History 1Yields presented above calculated by dividing either (i) dividends or (ii) NII, as applicable by the net asset value per share at the end of the quarter and annualizing such amount over four quarterly periods. 2All amounts presented on a per share basis utilizing end of period share count. DIVIDEND HISTORY(2) DIVIDEND AND NII YIELD(1) » Prior to 2024, KBDC did not distinguish between regular and supplemental or special distributions and generally distributed substantially all its income on a quarterly basis » During 3Q'24, KBDC established a $0.40 per share regular dividend » KBDC paid three special dividends on 12/20/24, 3/18/25 and 6/24/25 following pre-IPO share lock-up expirations » As of September 30, 2026, KBDC had undistributed net investment income of $0.32 per share 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 NII Yield 11.5% 9.7% 9.8% 10.5% 10.8% 10.6% 10.5% 11.7% Total Dividend Yield 12.0% 12.1% 12.2% 9.8% 9.8% 9.9% 10.0% 10.2% $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.10 $0.10 $0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Base Dividend Special Dividend

BALANCE SHEET AND OPERATING RESULTS

15 Balance Sheet Summary ($000 except per share data) Sep 30, 2026 Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Assets Portfolio company invest., at fair value $2,222,668 $2,266,618 $2,194,304 $2,198,421 $2,255,513 Cash and cash equivalents 45,704 39,703 32,662 43,436 46,125 Deposits for investments - - - 13,015 - Receivable for sales of investments 81 10,303 - 7,168 14,150 Receivable for principal pmts. on invest. 145 407 722 308 334 Interest receivable 19,461 24,196 24,420 24,063 21,500 Prepaid expenses and other assets 492 531 251 291 346 Total Assets $2,288,551 $2,341,758 $2,252,359 $2,286,702 $2,337,968 Liabilities Debt $1,205,493 $1,235,099 $1,136,822 $1,129,701 $1,153,000 Unamortized debt issuance costs (11,859) (12,990) (14,106) (12,703) (11,736) Shares repurchased payable 23 97 97 496 706 Distributions payable 26,381 26,490 26,595 27,213 27,927 Management fee payable 5,657 5,561 5,416 5,613 5,583 Incentive fee payable 1,203 1,895 3,111 3,935 4,419 Accrued expenses and other liabilities 25,391 25,954 15,232 22,516 17,973 Total Liabilities $1,252,289 $1,282,106 $1,173,167 $1,176,771 $1,197,872 Net Assets: Common Shares 66 66 66 68 70 Additional paid-in capital 1,079,233 1,082,851 1,086,618 1,108,001 1,133,350 Total distributable earnings (deficit) (43,037) (23,265) (7,492) 1,862 6,676 Total Net Assets $1,036,262 $1,059,652 $1,079,192 $1,109,931 $1,140,096 Total Liabilities and Net Assets $2,288,551 $2,341,758 $2,252,359 $2,286,702 $2,337,968 Net Asset Value Per Common Share $15.71 $16.00 $16.23 $16.32 $16.34 Debt to equity at quarter end 1.17x 1.17x 1.05x 1.02x 1.01x Average debt to equity 1.18x 1.11x 1.03x 1.03x 0.97x

16 Operating Results Summary ($000 except per share data) Sep 30, 2026 Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025 Investment income: Interest and dividend income $56,093 $53,202 $53,052 $57,325 $59,227 Payment-in-kind interest income 2,870 2,501 4,273 4,578 2,146 Total investment income $58,963 $55,703 $57,325 $61,903 $61,373 Expenses: Management fees 5,657 5,561 5,416 5,613 5,583 Incentive fees 1,203 1,895 3,111 3,935 4,419 Interest expense 20,724 19,609 18,860 20,645 20,207 Other general and admin. expenses 1,187 1,077 1,053 1,120 1,118 Excise tax expense (benefit) - - (11) 474 - Total expenses $28,771 $28,142 $28,429 $31,787 $31,327 Net expenses $28,771 $28,142 $28,429 $31,787 $31,327 Net investment income $30,192 $27,561 $28,896 $30,116 $30,046 Net realized gains (losses) (14,901) (12,221) (2,247) (613) (22) Net change in unrealized gains (losses) (8,472) (4,602) (9,021) (7,204) (4,983) Income tax (expense) benefit (210) (21) (387) (331) (428) Net increase in net assets resulting from operations $6,609 $10,717 $17,241 $21,968 $24,613 Net investment income per share $0.46 $0.42 $0.43 $0.44 $0.43 Earnings per share $0.10 $0.16 $0.26 $0.32 $0.35 Weighted average shares outstanding 66,041,019 66,347,339 67,144,353 68,482,556 70,430,331 For the Three Months Ended

17 Balance Sheet and Liquidity Financing Profile Note: Commitment and drawn amounts are as of September 30, 2026. 1Includes amortization of debt issuance and monitoring costs. DEBT FUNDING MIX ($M) BORROWING PER QUARTER ($M) » KBDC has diverse and adequate sources of liquidity to maintain its target debt-to-equity ratio of 1.00x to 1.25x » Debt capital is comprised of the following committed credit facilities and senior unsecured notes outstanding: Commitment Drawn Availability Pricing Maturity Corporate Facility $475.0 $162.0 $313.0 S + 2.10% November 22, 2029 Funding Facility 675.0 583.0 92.0 S + 1.95% February 20, 2031 Funding Facility II 250.0 192.0 58.0 S + 2.25% December 22, 2029 Series A Notes 25.0 25.0 - 8.65% June 30, 2027 Series B Notes 50.0 50.0 - 8.74% June 30, 2028 Series C Notes 40.0 40.0 - S + 2.32% June 30, 2028 Series D Notes 60.0 60.0 - S + 2.37% June 30, 2028 Series E Notes 100.0 100.0 - S + 2.6565% October 15, 2030 Total $1,675.0 $1,212.0 $463.0 $1,110 $1,163 $1,126 $1,190 $1,241 7.1% 6.9% 6.7% 6.5% 6.5% 5.80% 6.30% 6.80% 7.30% $700 $800 $900 $1,000 $1,100 $1,200 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 Average Daily Borrowing Average Interest Rate DEBT MATURITY PROFILE ($M) $25 $150 $100 $162 $583 $192 2027 2028 2029 2030 2031 Unsecured Notes Corporate Facility Funding Facility Funding Facility II